UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2006

OCM HOLDCO, LLC
(Exact name of registrant as specified in charter)

Delaware	0-52042	20-3626528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, California 90071
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (213) 830-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

In addition to historical information, this Form 8-K contains forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those contained in the forward-looking statements.  When used in this report, the words “expects,” “intends,” “anticipates,” “should,” “believes,” “will,” “plans,” “estimates,” “may,” “seeks,” and similar expressions are generally intended to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this Form 8-K.  We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document.  You should carefully review the information described in this Form 8-K.  You should also carefully review the risk factors described in the previously filed Form 10-SB and subsequent amendments thereto, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

Item 8.01               Other Events

On September 27, 2006, PA Meadows, LLC (“PA Meadows”), a wholly-owned subsidiary of Cannery Casino Resorts, LLC (“CCR”), issued a press release announcing that the Pennsylvania Gaming Control Board awarded Washington Trotting Association, Inc., a wholly-owned subsidiary of PA Meadows, a Conditional Category 1 gaming license for The Meadows racetrack. Work will begin immediately on constructing a temporary gaming facility. A copy of the press release is attached hereto as an Exhibit.

PA Meadows previously agreed to acquire from Magna Entertainment Corp. (“MEC”) the entities that own and operate The Meadows racetrack in exchange for two notes representing the purchase price in the amounts of $175 million and $25 million, respectively (the “Meadows Acquisition”). The original terms and conditions of the Meadows Acquisition include provision for a holdback designed to support potential indemnity obligations of MEC and are described more fully in the Company’s Post-Effective Amendment No. 1 to Form 10-SB filed previously with the Securities and Exchange Commission on September 8, 2006, which descriptions are incorporated herein by reference.

Due to regulatory issues relating to the approval of the gaming license, the parties have agreed to modify the terms of the $25 million note. The amount of the note will remain intact; however, MEC has agreed to release the security requirement for the holdback amount, subordinate payments under the holdback and defer receipt of holdback payments until the opening of the permanent casino at The Meadows, in exchange for up to an additional $25 million of equity support for PA Meadows from its equity owners.

The Company owns a minority equity interest in CCR.

Item 9.01               Exhibits

(d) Exhibits

99.2	Press release dated September 27, 2006 of PA Meadows, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCM HOLDCO, LLC
Registrant

Date: September 28, 2006	By:	/s/ Stephan A. Kaplan
Stephan A. Kaplan
Manager

Date: September 28, 2006	By:	/s/ Ronald N. Beck
Ronald N. Beck
Manager

EXHIBIT INDEX

Exhibit No.	Description
99.2	Press release dated September 27, 2006 of PA Meadows, LLC